UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant                                           ☒

Filed by a Party other than the Registrant          
Check the appropriate box:

          Preliminary Proxy Statement

           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

          Definitive Proxy Statement

☒         Definitive Additional Materials

          Soliciting Material Pursuant to §240.14a-12

PEPCO HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒         No fee required.

           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:
________________________________________________________________________________________________________

(2)   Aggregate number of securities to which transaction applies:
________________________________________________________________________________________________________

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):
________________________________________________________________________________________________________

(4)   Proposed maximum aggregate value of transaction:
________________________________________________________________________________________________________

(5)   Total fee paid:
_________________________________________________________________________________

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
________________________________________________________________________________________________________

(2)   Form, Schedule or Registration Statement No.:
________________________________________________________________________________________________________

(3)   Filing Party:
________________________________________________________________________________________________________

(4)   Date Filed:
________________________________________________________________________________________________________

NEWS RELEASE	701 Ninth Street NW Washington, DC 20068 pepcoholdings.com NYSE: POM
FOR IMMEDIATE RELEASE May 15, 2012	Media Contact: Robert Hainey, 202-872-2680 rshainey@pepcoholdings.com Investor Contact: Donna Kinzel, 302-429-3004 donna.kinzel@pepcoholdings.com

Annual Stockholder Meeting Notice

WASHINGTON D.C. – Pepco Holdings, Inc. has invited its stockholders to attend its Annual Meeting of Stockholders at 10 a.m. local time on Friday, May 18, 2012, at the Edison Place Conference Center in its corporate offices located at 701 Ninth Street N.W., Washington, D.C.  Doors will open at 9:30 a.m.

Admission to the Annual Meeting will be limited to PHI stockholders of record as of March 23, 2012, or their authorized proxies.  Stockholders will be required to present an admission ticket that accompanied their proxy materials, as well as a valid form of government-issued photo identification, to be admitted to the meeting.   Stockholders holding shares through a bank, brokerage firm or other nominee should bring an original copy of their account statement showing ownership of the Company’s common stock as of March 23, 2012, as well as a valid form of government- issued photo identification, which will serve as an admission ticket.

The possession or use of cameras, camera phones, cell phones, recording equipment, electronic devices, computers, large bags, briefcases and packages is not permitted during the meeting.

MEDIA ADVISORY
Only reporters with an officially issued photo press card will be admitted. No cameras, recording devices, phones or other electronic devices, or briefcases, large bags or packages, will be allowed in the meeting room.

###
About PHI: Pepco Holdings, Inc. (NYSE: POM) is one of the largest energy delivery companies in the Mid-Atlantic region, serving about 2 million customers in Delaware, the District of Columbia, Maryland and New Jersey. PHI subsidiaries Pepco, Delmarva Power and Atlantic City Electric provide regulated electricity service; Delmarva Power also provides natural gas service.  PHI also provides energy efficiency and renewable energy services through Pepco Energy Services.